Third Quarter FY 2012 Earnings Presentation Bristow Group Inc. February 3, 2012 Exhibit 99.1

Third quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
- FY12 Q3 Financial discussion
- Update on capital return
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends, share repurchase and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters.
Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition
and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2011.  We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chief Executive comments Bill Chiles, President and CEO 4

Operational safety review
* Includes consolidated commercial operations only
Total Reportable Injury Rate per 200,000 man-
hours (cumulative)
Lost Work Case Rate per 200,000
man-hours (cumulative)
Air Accident Rate* per 100,000
Flight Hours (Fiscal Year)
FY11 YTD FY12
FY11
YTD FY12
0.14
0.13
0.15
0.00
0.00
0.25
0.18
0.28
0.23
0.20
0.17
0.15
0.00
0.10
0.20
0.30
J F M A M J J A S O N D
0.31
0.28
0.43
0.00
0.00
0.25
0.18
0.28
0.23
0.25
0.22
0.19
0.00
0.50
J F M A M J J A S O N D
5
1.17
0.78 0.78
0.00
0.54
0.00
0.62
0.00
1.00
2.00
2006 2007 2008 2009 2010 2011 YTD 2012

Q3 FY12 highlights
•
Second half is better than the first half, even with current quarterly performance reduced due to earnings from unconsolidated affiliates and a loss on disposal of assets
•
$25 million accelerated share repurchase initiated in December
•
Q3 operating revenue of $296.7M (5% increase from Q3 FY11, no change from Q2 FY12)
•
Q3 GAAP EPS of $0.70 (38% decrease from Q3 FY11, up from $0.07 in Q2 FY12)
•
Q3 adjusted EPS * of $0.76 (7% increase from Q3 FY11, 20.6% increase from Q2 FY12)
•
Q3 operating income of $43.6M (6.6% decrease from Q3 FY11, up from $9.6M in Q2 FY12)
•
Q3 adjusted operating income * of $46.4M (7.5% increase from Q3 FY11, 20.6% increase from Q2 FY12)
•
Q3 adjusted EBITDA * of $68.9M (7% increase from Q3 FY11, 11% increase from Q2 FY12)
•
Q3 operating cash flow of $76.9M (66.5% increase from Q3 FY11, 20% increase from Q2 FY12)
*  Adjusted EPS, adjusted operating income and adjusted EBITDA amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in appendix and our earnings release for the quarter ended
December 31, 2011
6
•
Record cash flow of over $190 million from operations through Q3 FY12, almost doubled from the same period last year, allows Bristow to deliver a balanced return to our shareholders
•
Reducing Bristow’s earnings per share guidance for the full FY12 to $2.90 - $3.10

Current market environment
Source: Barclays Capital Research December 2011

•
Global spending on E&P is expected to increase 10% to $600 billion in 2012 versus $544 billion in 2011; forecast to top $800 billion by 2015
•
The top 20 E&P spenders globally account for nearly 57% of total spending. Of these companies, five of them are our top revenue contributors
•
Continued cost pressure across the oil service sector
•
Increasing international helicopter demand and a faster recovery in the Gulf of Mexico will cause tightness in the helicopter supply market
•
34% of five-year projected opportunities are in Latin America, with large helicopter demand expected to almost double next year and then again by 2020 in this region
•
Bristow’s order and option book is aligned to meet this potential market growth; however we also will need market signals that confirm this potential revenue growth before investing significantly in new aircraft

•
Europe represents 37% of total Bristow
operating revenue and operating income in Q3
FY12
•
Operating revenue increased to $106.8M from
$100.1M in Q3 FY11 reflecting higher activity
levels
•
Operating margin declined to 19.5% from
25.4% in prior year quarter largely as a result
of labor and pension costs in Norway and
increased operational costs in the Southern
North Sea
Outlook:
• Strong activity levels continue with early
contract start-ups
• New technology large aircraft availability is
limited
• Significant bid activity continues with major
tenders in Norway and UK for 15-20 large
aircraft and 6-10 medium aircraft with
awards within next 1-2 quarters
FY12 operating margin expected to
be ~ low twenties
Europe (EBU)

West Africa (WASBU)
•
Nigeria represents 23% of total Bristow operating
revenue and 32% of operating income in Q3 FY12
•
Operating revenue of $66.9M increased from $52.6M
in Q3 FY11 while operating income increased to
$18.1M from $16M in the prior year quarter
•
Operating margin  of  27.1% vs 30.4% in prior year
quarter due to increase in maintenance, depreciation
and training expenses
•
Increased activity reflected in over 10% increase in
flying hours over prior year quarter
Outlook:
•
Incremental short-term or ad hoc work at attractive
rates
•
Sharing of large aircraft as activity continues to grow
•
Increased competition in the future
FY12 operating margin expected to be ~
low to mid twenties

Australia (AUSBU)
•
Australia represented 12% of total Bristow
operating revenue and 6% of operating
income in Q3 FY12
•
Operating revenue of $33.5M  declined  from
$37.9M in Q3 prior year due to the previously
announced lost work
•
Operating income decreased from $7.1M in
Q3 FY11 to $3.1M in Q3 FY12
•
Sequentially an increase  in operating margin
from 1.9% in Q2 FY12 to 9.4%, reflecting the
start up of short term contracts, but still lower
than Q3 FY11 of 18.8%
Outlook:
•
Incremental short-term work which started in
November and December will continue until
Q1 FY13
•
Q4 FY12 expecting margins to improve
•
Major bids in negotiation involving six large
and four medium aircraft
FY12 operating margin expected
to be ~ low teens

Other International (OIBU)
•
OIBU represented 13% of total Bristow operating revenue
and 22% of operating income for Q3 FY12
•
Operating revenue decreased to $37.2M versus $41.2M in
Q3 FY11 due to the cessation of providing maintenance
and support for aircraft in Mexico and Brazil and the
ceased operation in Libya which were partially offset by
new contracts
•
Increased operating margin of 33.5% over the prior year
quarter of 28.2%
•
Although operationally on plan, Lider equity earnings had
a negative impact of $0.4M for Q3 FY12 versus a positive
impact of $2.1M in the prior period quarter, due to foreign
exchange impact associated with US GAAP accounting
Outlook:
•
Incremental work in Bangladesh, Equatorial Guinea,
Suriname and Trinidad has begun
•
Two large aircraft were moved from Malaysia back to
Australia
FY12 operating margin expected to be ~ mid
to high twenties

•
Operating revenue of $42.4M represents 15%
of total Bristow operating revenue
•
Operating income relatively flat $1.8M vs.
$1.9M in the prior year quarter
•
Operating margin of 4.3% relatively flat
compared to 4.2% prior year quarter
•
Ability to maintain operating income and margin
levels from prior year quarter is a result of
additional large aircraft  contracted as well as
cost management
Outlook:
•
Activity in the Gulf of Mexico picking up;
however moving into  FY13 dependent on
deepwater rig availability for actual start ups
•
Two S-92s fully operational with increasing
flight hour utilization
•
Several inquiries for additional large aircraft to
support seismic and deep water exploration
FY12 operating margin expected to be
~ single digit range
North America (NABU)

Financial discussion Jonathan Baliff, SVP and CFO 13

Financial highlights:
Adjusted EPS & EBITDA Summary
Q3 FY11 to Q3 FY12 adjusted EPS bridge
*  Adjusted EPS, adjusted operating income and adjusted EBITDA amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP measures in appendix and our earnings release for the quarter ended December 31, 2011.
14
Q3 FY11 to Q3 FY12 adjusted EBITDA bridge (in millions)
$0.09
Q3FY2011 Operations Corporate and Other FX Changes
Q3FY2012
Q3FY2011 Operations Corporate and Other FX Changes
Q3FY2012
$0.01
$0.03
$1.5
$5.2
$0.8
$0.71
$0.76
$68.9
$64.4

LACE and LACE rate
LACE and LACE Rate excludes Bristow Academy, affiliate aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue; see appendix for LACE calculation
15
350
300
250
200
150
100
50
0
323
324
295
290
279
277
155
153
159
164
161
156
147
150
153
156
159
162
165
4.92
5.72
6.49
7.15
7.42
FY11 FY10 YTDF12 FY09 FY08 FY07
FY11 FY10 YTDF12 FY09 FY08 FY07
6.14
156
161
164
159
153
155
Consolidated commerical aircraft Large Aircraft Equivalent (LACE)
LACE
LACE Rate
8
0
1
2
3
4
5
6
7

Absolute BVA – Six Quarters Sequential quarterly improvement needs to continue Absolute BVA Q2 FY11 – Q3 FY12 See 10-Q/10-K for more information on BVA 16

Financial highlights:
Strong operating cash flow generation
We generated 68% more operating cash flow through Q3 FY12
compared to the same period last year
Nine months ended December 31
Net cash provided by operating activities

Lowering the cost of capital proactively
• Increased revolving credit facility to $200 million, the term loan to
$250 million, extended the maturity date to December 2016 and lowered the credit spread by 62.5 basis points (26% reduction)
• Demonstrating our belief in the value of our company, we initiated a $25 million accelerated share repurchase agreement in
December, which we expect to be completed soon
• We continue to focus on global fleet management as we
anticipate a tightening supply of new technology medium and
large helicopters. This quarter we sold seven old technology helicopters with proceeds of $11.1 million

• Aircraft leasing market is very attractive to Bristow, offering lower rates and better terms than previously anticipated
• In December 2011 we entered into four operating lease transactions for new technology large aircraft. We expect to execute similar transactions within the next twelve months as the market continues to be strong
• Financial statement impact: rent expense is part of direct cost; operating leases will increase cash flow from investing activity and decrease capital expenditures
• Going forward, adjusted EBITDAR is a more relevant metric of operational performance compared to adjusted EBITDA as we increase our lease portfolio
• Our initial goal is to utilize this financing strategy for up to 20-30 percent of our
LACE aircraft over the next few years
Operating lease strategy – opportunistically
entering market

Financial highlights:
Revised FY12 guidance
* Excludes Bristow Academy, aircraft held for sale, CIP, and reimbursable revenue.
20
•
EPS guidance range $2.90 - $3.10, excluding aircraft sales and special items
•
Depreciation and amortization expense ~ $90 – $95 million
•
SG & A expense ~ $130 - $135 million
•
Interest expense ~ $35 - $40 million
•
Tax ~ 20% - 24% (assuming revenue earned in same regions and same mix)
•
LACE* (Large Aircraft Equivalent) = 157
•
  Revenue/LACE Rate* ~ $7.40 - $7.50 million per LACE aircraft per year

Conclusions
• We have just announced major commercial and operational changes that will enhance our operational execution and ensure that we deliver on our promises
• Our key objective is to improve our safe and reliable operations while creating acceptable returns in our base business
• Cash flow generation is strong and allows Bristow to have a prudent financial profile, strategic flexibility and deliver a balanced return for shareholders

Appendix 22

Organizational Chart - as of December 31, 2011

Corporate
Region
( # of Aircraft / # of Locations)
Joint Venture
(No. of aircraft)
Key
Operated Aircraft
Bristow owns and/or operates 364
aircraft as of December 31, 2011
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 186 aircraft
as of December 31, 2011
Business Unit
(* % of YTD FY12 Operating Revenue)
NABU
15%*
AUSBU
12%
EBU
37%
WASBU
21%
OIBU
12% 3%
U.S. GoM – 80/7
Alaska  –
13/3
UK –38/4
Netherlands  – 4/1
Norway
– 14/3
FBH - 64
BRS Academy
Denmark – 1/1
Trinidad
– 10/1
Mexico – 16/5
Brazil
–10/9
Lider - 77
Nigeria – 48/7
Australia – 30/10
Other
– 14/1
Russia
– 7/3
Egypt
– –/–
India
– 1/2
Turkmenistan
– 2/1
PAS - 45
Florida
– 54/1
Louisiana
– 15/1
U. K.
– 2/1
Malaysia – 5/2
Bristow

Aircraft Fleet – Medium and Large
As of December 31, 2011
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
AW189 16 Twin Turbine - - - 6
EC225 25 Twin Turbine 18 - 18 -
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 28 2 30 10
85 2 87 16
LACE 79
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 2 14 16 -
Bell 412 13 Twin Turbine 35 20 55 -
EC155 13 Twin Turbine 3 - 3 -
Sikorsky S-76A/A++ 12 Twin Turbine 17 6 23 -
Sikorsky S-76C/C++ 12 Twin Turbine 54 28 82 -
118 70 188 -
LACE 55

Aircraft Fleet – Small, Training and Fixed
As of December 31, 2011 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
•LACE does not include held for sale, training and fixed wing helicopters

Consolidated Fleet Changes and Aircraft Sales for
Q3 FY12
EBU WASBU AUSBU OIBU NABU Total
Large 3      -             3            -        -         6
Medium 2      1            1            3       1        8
Small -       2            -             -        -         2
Total 5      3            4            3       1        16
Aircraft held for sale by BU
Q 1 FY12 Q 2 FY12 Q 3 FY12 YTD
Fleet Count Beginning Period 373 372         366         373
Delivered
EC225 2 1 3
S-92 2 3 5
Citation XLS 1 1
Total Delivered 2 3 4 9
Removed
Sales (3)            (5)            (7)            (15)
Other* (4)            1             (3)
Total Removed (3)            (9)            (6)            (18)
372         366         364         364
* Includes destroyed aircraft, lease returns and commencements
Fleet changes
EBU WASBU AUSBU OIBU NABU BA Total
Large 3 -             -             -        2 -         5
Medium -       -             -             -        9 -         9
Small -       -             2 -        1 -         3
Fixed -       1 -             -        -         -         1
Training -       -             -             -        -         23 23
Total 3 1 2 -        12 23 41
Leased aircraft in consolidated fleet
# of A/C Sold
Cash
Received*
Q1 FY12 3                  2,478
Q2 FY12 5                  10,674
Q3 FY12 9                  81,248
Totals 17                 94,400
26
* Amounts stated in thousands; In Q3 FY12 two aircraft were sold for
$47.9 million and entered into lease back agreements and two aircraft interest previously included in CIP were sold for $23.4 million.

#
Helicopter
Class Delivery Date Location Contracted #
Helicopter
Class Delivery Date Location
1 Large March 2012 EBU 1 of 1 4 Medium June 2012 EBU
1 Large June 2012 OIBU 1 of 1 1 Medium December 2012 OIBU
1 Large June 2012 WASBU 1 of 1 1 Medium March 2013 OIBU
4 Large December 2012 EBU 1 of 4 2 Medium June 2013 OIBU
3 Large March 2013 EBU 3 of 3 1 Medium September 2013 OIBU
1 Large September 2014 NABU 1 Medium September 2013 AUSBU
1 Large December 2014 OIBU 1 Large September 2013 AUSBU
1 Large March 2015 OIBU 2 Medium December 2013 AUSBU
1 Large June 2015 EBU 4 Large December 2013 EBU
1 Large March 2016 EBU 1 Large December 2013 AUSBU
1 Large June 2016 AUSBU 1 Large March 2014 AUSBU
16 7 of 16 1 Large June 2014 AUSBU
1 Large September 2014 AUSBU
* Six large ordered aircraft expected to enter service late 1 Large December 2014 AUSBU calendar 2014 are subject to the successful development 1 Large March 2015 AUSBU and certification of the aircraft. 1 Large June 2015 AUSBU
  Order book does not include two large leased aircraft 1 Large June 2015 NABU under contract with delivery dates in June and September 1 Large September 2015 OIBU
  2012 quarters. 1 Large September 2015 EBU
1 Large December 2015 OIBU
1 Large December 2015 EBU
1 Large March 2016 OIBU
2 Large June 2016 EBU
1 Large September 2016 OIBU
1 Large September 2016 EBU
1 Large December 2016 EBU
1 Large December 2016 AUSBU
1 Large March 2017 OIBU
1 Large June 2017 EBU
1 Large September 2017 OIBU
1 Large December 2017 OIBU
40
ORDER BOOK* OPTIONS BOOK
Order and options book as of December 31, 2011
Fair market value of our fleet is ~$1.9
billion as of December 31, 2011.

Adjusted EBITDAR margin trend
1)  Calculated by taking adjusted EBITDAR divided by operating revenue
2)  Adjusted EBITDAR excludes special items and asset dispositions
28
27.0%
26.5%
26.0%
24.0%
23.5%
25.5%
23.0%
25.0%
24.5%
22.5%
26.4%
24.0%
25.0%
26.7%
25.6%
2008 2009 2010 2011 2012
9 Mos Ended 12/31
Full Year

Adjusted EBITDAR reconciliation

($ in millions)
2006 2007 2008 2009
Income from continuing operations $54.5 $72.5 $107.7 $125.5
Income tax expense $14.7 $38.8 $44.5 $50.5
Interest expense $14.7 $10.9 $23.8 $35.1
Gain on disposal of assets ($0.1) ($10.6) ($9.4) ($9.1)
Depreciation and amortization 42.1 42.5 54.1 65.5
Special items – – (1.4) (42)
EBITDA Subtotal 125.8 154.1 219.3 225.6
Rental expense 12.1 18.8 22.8 21.1
Adjusted EBITDAR $137.9 $172.9 $242.1 $246.7
($ in millions)
2010 2011
Income from continuing operations $113.5 $133.3
Income tax expense $29.0 $7.1
Interest expense $42.4 $46.2
Gain on disposal of assets (18.7) (10.2)
Depreciation and amortization 74.7 90.9
Special items – 1.2
EBITDA Subtotal 240.9 268.5
Rental expense 27.3 29.2
Adjusted EBITDAR $268.2 $297.7
($ in millions)
YTD FY11 YTD FY12 TTM as of
12/31/2011 12/31/2011 12/31/2011
Income from continuing operations $102.1 $50.7 $81.9
Income tax expense 0.0 11.8 18.9
Interest expense 36.3 28.2 38.1
Gain on disposal of assets (3.6) 3.1 (3.5)
Depreciation and amortization 61.6 70.8 100.1
Special items (1.2) 24.6 27.1
EBITDA Subtotal 195.2 189.1 262.4
Rental expense 21.4 30.9 38.6
Adjusted EBITDAR $216.7 $220.0 $301.1
March 31,
March 31,

Operating margin trend
Bristow Group
Operating Margin Trend
Actual
2008 2009 2010 2011 2012
As Reported Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3
EBU 23.6% 19.3% 17.2% 16.7% 16.1% 18.1% 17.0% 18.0% 18.4% 19.6% 18.8% 18.8% 17.3% 16.8% 15.5%
WASBU 17.9% 21.5% 24.9% 29.3% 25.4% 34.7% 28.5% 26.5% 29.5% 29.8% 24.0% 27.4% 20.6% 25.2% 25.9%
NABU 14.5% 12.1% 8.9% 9.7% 3.3% 2.2% 6.1% 10.1% 16.1% 4.2% -4.0% 7.5% 3.6% 5.3% 4.3%
AUSBU 17.2% 5.9% 20.1% 23.1% 24.5% 24.5% 23.2% 22.5% 16.3% 17.2% 17.4% 18.2% 10.0% 1.7% 8.7%
OIBU 17.3% 27.0% 21.8% 35.1% 15.5% 1.8% 19.2% 6.9% 30.6% 27.7% 45.8% 28.4% 33.6% 5.8% 32.6%
Consolidated 16.0% 17.8% 15.4% 18.4% 13.1% 15.2% 15.5% 13.6% 17.1% 14.7% 16.1% 15.4% 11.3% 2.9% 13.1%
New methodology (operating income/operating revenue)
2008 2009 2010 2011 2012
Revised * Full Year Full Year Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3
EBU 29.2% 24.3% 20.9% 20.5% 19.8% 22.4% 20.8% 21.4% 22.1% 25.4% 23.6% 23.6% 21.5% 20.7% 19.5%
WASBU 19.4% 22.8% 26.8% 30.0% 27.3% 35.7% 29.9% 27.1% 30.5% 30.4% 26.1% 28.6% 21.5% 26.4% 27.1%
NABU 14.5% 12.2% 8.9% 9.7% 3.3% 2.2% 6.2% 10.2% 16.4% 4.2% -4.0% 7.6% 3.6% 11.0% 4.3%
AUSBU 17.9% 6.3% 21.0% 24.5% 25.5% 25.6% 24.3% 23.6% 17.8% 18.8% 19.1% 19.8% 11.1% 1.9% 9.4%
OIBU 17.4% 27.3% 21.9% 35.9% 15.3% 1.9% 19.4% 6.9% 30.9% 28.2% 47.1% 28.8% 34.5% 5.9% 33.5%
Consolidated ** 16.4% 14.7% 15.9% 17.4% 14.2% 13.9% 15.3% 14.0% 18.0% 15.3% 18.3% 16.4% 12.2% 13.0% 15.6%
* - All amounts revised to exclude reimbursable revenue from denominator.
** - Revised to exclude aircraft sales from numerator.

GAAP reconciliation

Adjusted EBITDA
Gain (loss) on disposal of assets ...................................................
Special items
Interest expense
Depreciation and amortization ......................................................
Benefit (provision) for income taxes ............................................
Net income
Adjusted operating income
Gain (loss) on disposal of assets.................................................
Special items
Gain (loss) on disposal of assets
Special items
Operating income
Adjusted net income
Net income attributable to Bristow Group
Adjusted earnings per share
Gain (loss) on disposal of assets
Special items
Earnings per share
..............................................................................
Three Months Ended Nine Months Ended
December 31, December 31,
2011 2010 2011 2010
(In thousands, except per share amounts)
$
68,933
$
64,435
$
189,132
$ 195,221
(2,865) (33) (3,060) 3,582
— 1,200 (24,610) 1,200
(9,756) (13,773) (28,170) (36,263)
(22,709) (21,338) (70,848) (61,637)
11,823 (11,779) (33) (7,118)
$ 26,485 $ 42,314 $ 50,665 $ 102,070
$ 46,418 $ 119,900 $ 132,795
(2,865) (33) (3,060) 3,582
3,500 (27,287) 3,500
43,172 $
—
$ 43,553 $ 46,639 $ 89,553 $ 139,877
$ 27,790 $ 26,285 $ 71,089 $ 82,133
(2,258) (27) 2,972
15,501 (19,319) 16,342
(2,482)
—
$ $ 41,759 $ $ 101,447 25,532 49,288
$ 0.76 $ 0.71 $
1.93
$
2.24
(0.06)
(0.07) 0.08
— 0.42 (0.53) 0.45
0.70
1.13 1.34 2.77
—
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Special items reconciliation
Three Months Ended
December 31, 2010
Adjusted
Operating
Income
Adjusted
EBITDA
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per
Share
(In thousands, except per share amounts)
Power-by-the-hour credit ................................ $ 3,500 $ 3,500 $ 2,894 $ 0.08
Retirement of 6 1/8% Senior Notes………….. — (2,300) (3,966) (0.11)
Tax items........................................................ — — 16,573 0.45
Total special items ..................................... $ 3,500 $ 1,200 $ 15,501 0.42
Nine Months Ended
December 31, 2011
Adjusted
Operating
Income
Adjusted
EBITDA
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per
Share
(In thousands, except per share amounts)
Impairment of inventories ................................ $ (24,610) $ (24,610) $ (17,579) $ (0.48)
Impairment of assets in Creole, Louisiana …. (2,677) — (1,740) (0.05)
Total special items ...................................... $ (27,287) $ (24,610) $ (19,319) (0.53)
Nine Months Ended
December 31, 2010
Adjusted
Operating
Income
Adjusted
EBITDA
Adjusted
Net Income
Adjusted
Diluted
Earnings
Per
Share
(In thousands, except per share amounts)
Power-by-the-hour credit ................................ $ 3,500 $ 3,500 $ 2,904 $ 0.08
Retirement of 6 1/8% Senior Notes………….. — (2,300) (3,900) (0.11)
Tax items......................................................... — — 17,338 0.47
Total special items ….................................. $ 3,500 $ 1,200 $ 16,342 0.45

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of December 31, 2011 $                                  832.8 $    1,523.5 $       2,356.3 35.3%
Adjust for:
Unfunded Pension Liability 97.2 97.2
NPV of Lease Obligations 165.0 165.0
Guarantees 15.5 15.5
Letters of credit 1.7 1.7
Adjusted $                               1,112.1 (d) $    1,523.5 $       2,635.6 42.2%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 $                                  301.1 (e)
Annualized $                                  401.4
= (d) / (e) 3.69:1

Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 th Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact Us 34